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                                                                   EXHIBIT 10.25

                    GENEEXPRESS(TM) PRODUCT ACCESS AGREEMENT

                                     BETWEEN

                                 GENE LOGIC INC.

                                       AND

                        GENAISSANCE PHARMACEUTICALS, INC.


                            DATED AS OF JUNE 28, 2000


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                                TABLE OF CONTENTS                                                               PAGE

1.       DEFINITIONS..............................................................................................1
         1.1      "Access Term"...................................................................................1
         1.2      "Affiliate".....................................................................................1
         1.3      "Base Information"..............................................................................2
         1.4      "BioExpress(TM)Database"........................................................................2
         1.5      "cDNA"..........................................................................................2
         1.6      "Control".......................................................................................2
         1.7      "Delivery Plan".................................................................................2
         1.8      "Effective Date"................................................................................2
         1.9.     "Field".........................................................................................2
         1.10     "GeneExpress(TM)Product"........................................................................2
         1.11     "Gene Expression Information"...................................................................2
         1.12     "Genaissance Technology"........................................................................3
         1.13     "GeneExpress(TM)Data Warehouse".................................................................3
         1.14     "Gene Logic Software"...........................................................................3
         1.15     "Gene Logic Technology".........................................................................3
         1.16     "Gene Products".................................................................................3
         1.17     "Improvement"...................................................................................3
         1.18     "Isogenomics(TM)Database".......................................................................3
         1.19     "Patent Rights".................................................................................3
         1.20     "PharmExpress(TM)Database"......................................................................4
         1.21     "Program Invention".............................................................................4
         1.22     "SNP Data"......................................................................................4
         1.23     "ToxExpress(TM)Database"........................................................................4
         1.24     "Third Party"...................................................................................4

2.       ACCESS TO GENEEXPRESS(TM) PRODUCT, ANNOTATION OF GENEEXPRESS(TM) DATA  WAREHOUSE WITH SNP DATA,
         COMARKETING AND CUSTOM GENE EXPRESSION ANALYSIS..........................................................4
         2.1      Undertaking and Scope for Delivery Plan.........................................................4
         2.2      Personnel and Resources.........................................................................4

                                       i.
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
         2.3      Internet Access.................................................................................4
         2.4      GeneExpress(TM)Updates..........................................................................4
         2.5      Support.........................................................................................5
         2.6      Training........................................................................................5
         2.7      Customization...................................................................................5
         2.8      Optional Onsite Installation....................................................................5
         2.9      Third Party Software............................................................................5
         2.10     SNP Annotation Plan.............................................................................5
         2.11     Co-Marketing Plan ..............................................................................5
         2.12     Custom Gene Analysis Service....................................................................6

3.       MANAGEMENT...............................................................................................6
         3.1      Program Directors...............................................................................6
         3.2      Dispute Resolution..............................................................................6

4.       INTELLECTUAL PROPERTY RIGHTS.............................................................................6
         4.1      Ownership of Inventions.........................................................................6
         4.2      Ownership of Gene Logic Technology..............................................................7
         4.3      Ownership of Genaissance Technology.............................................................7
         4.4      Pursuit of Intellectual Property Rights.........................................................7
         4.5      Cooperation and Communication...................................................................8
         4.6      Infringement by Third Parties...................................................................8
         4.7      Allegations of Infringement of Third Party Rights..............................................10

5.       LICENSES................................................................................................10
         5.1      Licenses to Gene Logic from Genaissance........................................................10
         5.2      GeneExpress(TM)Product Licenses to Genaissance from Gene Logic.................................10

6.       PAYMENTS................................................................................................11
         6.1      GeneExpress(TM)Product Access Fees.............................................................11

                                      ii.
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
         6.2      Installation Fees..............................................................................11
         6.3      SNP Data Access Fees...........................................................................12
         6.4      Method of Payment..............................................................................12
         6.5      Method of Payment..............................................................................12

7.       CONFIDENTIALITY AND SECURITY............................................................................12

         7.1      Security of GeneExpress(TM)Product and Gene Logic Software.....................................12
         7.2      Confidentiality................................................................................13
         7.3      Permitted Disclosures..........................................................................13
         7.4      Publicity......................................................................................14
         7.5      Publication....................................................................................14
         7.6      Security of Genaissance's SNP Data and Tissue Samples..........................................14

8.       REPRESENTATIONS AND WARRANTIES..........................................................................15
         8.1      Legal Authority................................................................................15
         8.2      Valid Licenses.................................................................................15
         8.3      No Conflicts...................................................................................15
         8.4      SNP Data.......................................................................................15
         8.5      Representation by Legal Counsel................................................................15
         8.6      Disclaimer.....................................................................................15

9.       TERM AND TERMINATION....................................................................................16
         9.1      Term...........................................................................................16
         9.2      Termination for Breach.........................................................................16
         9.3      Early Termination by Genaissance...............................................................16
         9.4      Early Termination by Gene Logic................................................................17
         9.5      Effect of Bankruptcy...........................................................................17
         9.6      Remedies.......................................................................................18

                                      iii.
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
10.      INDEMNIFICATION AND INSURANCE...........................................................................18
         10.1     Indemnification by Genaissance.................................................................18
         10.2     Indemnification by Gene Logic..................................................................18
         10.3     Conditions to Indemnification..................................................................18
         10.4     Settlements....................................................................................19

11.      GENERAL PROVISIONS......................................................................................19
         11.1     Assignment.....................................................................................19
         11.2     Non-Waiver.....................................................................................19
         11.3     Governing Law..................................................................................19
         11.4     Partial Invalidity.............................................................................19
         11.5     Notice.........................................................................................19
         11.6     Headings.......................................................................................20
         11.7     No Implied Licenses or Warranties..............................................................20
         11.8     Force Majeure..................................................................................20
         11.9     Survival.......................................................................................20
         11.10    Entire Agreement...............................................................................20
         11.11    Amendments.....................................................................................21
         11.12    Independent Contractors........................................................................21
         11.13    Counterparts...................................................................................21
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                                      iv.
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                                           COLLABORATION AGREEMENT

         THIS COLLABORATION AGREEMENT ("Agreement") is made as of June 28, 2000, ("Effective Date") by and between GENE LOGIC INC., a Delaware corporation ("Gene Logic"), having an office at 708 Quince Orchard Road, Gaithersburg, Maryland 20878 and GENAISSANCE PHARMACEUTICALS INC., a Delaware corporation ("Genaissance"), having an office at Five Science Park, New Haven, CT 06511. Gene Logic and Genaissance may each be referred to herein individually as a "Party" and collectively as the "Parties."

                                   WITNESSETH:

         WHEREAS, Gene Logic has developed technologies and know-how with respect to high throughput analysis of gene expression and gene regulation for use in the identification of drug targets for the discovery of pharmaceutical products;

         WHEREAS, Genaissance is a company engaged in commercializing population genomics and informatics to improve development, marketing and prescription of drugs and has developed high throughput capabilities for discovering Single Nucleotide Polymorphisms (SNPs).

         WHEREAS, Gene Logic and Genaissance wish to enter into this Agreement to, among other things, (i) provide Genaissance with non-exclusive access to the BioExpress(TM), PharmExpress(TM) and ToxExpress(TM) portions of the GeneExpress(TM) Data Warehouse and related software analysis tools for a period of three (3) years, (ii) enhance the value and marketability of Gene Logic's GeneExpress(TM) Data Warehouse to discovery scientists by annotating it with SNP Data generated by Genaissance, (iii) enhance the value and marketability of Genaissance's Isogenomics(TM) Database by annotating it with Gene Expression Information from the GeneExpress(TM) Data Warehouse, and (iv) collaborate in marketing each others products and services, each as more fully described herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained herein, Gene Logic and Genaissance agree as follows:

1.       DEFINITIONS

         The following capitalized terms shall have the meanings indicated for purposes of this Agreement:

         1.1 "ACCESS TERM" shall mean the period commencing on the Effective Date and continuing until the third (3rd) anniversary of the Effective Date, subject to termination as set forth herein.

         1.2 "AFFILIATE" shall mean any corporation, association or other entity which directly or indirectly controls, is controlled by or is under common control with the Party in question. As used in this definition of "Affiliate," the term "control" shall mean having the power to direct or cause the direction of the management and policies of an entity, whether through direct or indirect beneficial ownership of more than 50% of the voting or income interest in such

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corporation or other business entity. Notwithstanding the foregoing, for purposes of this Agreement, the term "Affiliate" shall not include subsidiaries in which a Party or its Affiliates owns a majority of the ordinary voting power to elect a majority of the board of directors but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect.

         1.3 "BASE INFORMATION" shall mean data and information that resides in the GeneExpress Data Warehouse comprising (i) gene expression profiles, (ii) nucleotide sequence information, (iii) protein sequence information and (iv) clinical and other information associated with tissue and cell samples; and any related annotated information regarding, for example, the source of the foregoing, their biological function(s), involvement in any metabolic or regulatory pathway(s), relationship to any disease(s) or response to any agent(s).

         1.4 "BIOEXPRESS(TM)" DATABase shall mean a database containing a subset of the Base Information contained in the GeneExpress(TM) Data Warehouse derived from untreated, (i) diseased and normal human tissues, (ii) research cell lines, and (iii) animal model systems, such as, but not limited to, mouse and rat.

         1.5 "cDNA" shall mean a DNA copy of a mRNA, including, without limitation, all cDNA clones and cDNA templates derived from a given gene transcript and its corresponding coding sequence, including the full length sequence.

         1.6 "CONTROL" shall mean possession of the ability to grant the licenses or sublicenses or to make the assignments as provided for herein without violating the terms of any agreement or other arrangement with any Third Party.

         1.7 "DELIVERY PLAN" shall mean a plan developed by the Parties to allow Genaissance to access the GeneExpress(TM) Product. The Delivery Plan will be agreed to by the Parties after Gene Logic reviews the computer and communications infrastructure of Genaissance.

         1.8 "EFFECTIVE DATE" shall mean the date of this Agreement first written above.

         1.9 "FIELD" shall mean the use by Gene Logic of rights in Base Information for (a) the sale or other commercial distribution of such Base Information (e.g. databases of genomic and associated information) and (b) the development and sale of prognostic and diagnostic products, including but not limited to microarray-based products. The products described in (b) of this
Section 1.9 shall not include products which are claimed as a whole in Program Inventions that are Controlled by Genaissance.


         1.10 "GENEEXPRESS(TM) PRODUCT" shall mean an information product which consists of the BioExpress(TM) Database, ToxExpress(TM) Database,
PharmExpress(TM) Database and Gene Logic Software.

         1.11 "GENE EXPRESSION INFORMATION" shall mean information relating to expression of genes in the Isogenomics(TM) Database that is derived and reformatted by Genaissance from Base Information in the GeneExpress(TM) Data Warehouse.

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         1.12 "GENAISSANCE TECHNOLOGY" shall mean (a) all discoveries, inventions, information, data, know-how, trade secrets and materials (whether or not patentable) including tissue samples and SNP Data that are Controlled by Genaissance as of the Effective Date or during the Access Term and are necessary or useful to enable Gene Logic to perform its obligations under the Agreement,
(b) all Improvements thereto (regardless of which party makes such Improvements) and (c) all Patent Rights or other intellectual property rights of Genaissance covering the foregoing.

         1.13 "GENEEXPRESS(TM) DATA WAREHOUSE" shall mean a database containing Base Information. The quantity of Base Information within the GeneExpress(TM) Data Warehouse will increase over time.

         1.14 "GENE LOGIC SOFTWARE" shall mean software tools for the visualization, analysis, indexing and mining of Base Information contained in the GeneExpress(TM) Data Warehouse, to the extent that such software tools are Controlled by Gene Logic as of the Effective Date or during the Access Term.


         1.15 "GENE LOGIC TECHNOLOGY" shall mean: (a) all discoveries, inventions, information, data, know-how, trade secrets and materials (whether or not patentable) that are Controlled by Gene Logic as of the Effective Date or at any time during the Access Term that relate to: (i) methods and devices for generating Base Information, (ii) the Gene Logic Software; (iii) the GeneExpress(TM) Data Warehouse (other than the Base Information contained therein); and (b) all Patent Rights or other intellectual property rights Controlled by Gene Logic to the extent they cover any of the foregoing.

         1.16 "GENE PRODUCTS" shall mean tangible products derived from the use of Base Information comprising (i) gene expression profiles, (ii) nucleotide sequences including but not limited to all cDNAs, partial cDNAs, DNAs, genes, corresponding full length cDNAs, (iii) proteins, (iv) methods of using the foregoing based on their biological function(s), involvement in any metabolic or regulatory pathway(s), relationship to any disease(s) or response to any agent(s), and (v) commercial products which incorporate the foregoing.

         1.17 "IMPROVEMENT" shall mean any enhancement or improvement (whether or not patentable) to any of the Gene Logic Technology or the Genaissance Technology that is made by either Party: (i) in the course of performing its respective obligations under the Delivery Plan; or (ii) while using the BioExpress(TM) Product during the Access Term.

         1.18 "ISOGENOMICS(TM) DATABASE" shall mean Genaissance'S ISOGENOMics(TM) Database containing annotated data on the identity, frequency and distribution of SNPs generated by examining genomic DNA from Genaissance's proprietary collection of immortalized cell lines established from unrelated individuals from various geographical origins and from members of extended families.

         1.19 "PATENT RIGHTS" shall mean all rights associated with all United States and foreign patents (including all reissues, extensions, confirmations, registrations, re-examinations, and inventor's certificates) and patent applications (including, without limitation, all substitutions, continuations, continuations-in-part and divisionals thereof).

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                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         1.20 "PHARMEXPRESS(TM) DATABASE" shall mean a database ************* by GeneLogic that will contain a subset of the Base Information contained in the GeneExpress(TM) Data Warehouse associated with the treatment, using known drugs, of (i) diseased and normal human tissues, (ii) research cell lines and (iii) animal model systems, such as, but not limited to, mouse and rat.

         1.21 "PROGRAM INVENTIONS" shall mean any invention or discovery that is or may be patentable under the laws of the United States, including but not limited to Gene Products, and that is conceived or reduced to practice by either Party from use of the GeneExpress(TM) Product during the Access Term.

         1.22 "SNP DATA" shall mean the total number of SNPs detected by Genaissance in certain human genes. FOR THE AVOIDANCE OF DOUBT, SNP Data shall not include the identity or position of any SNPs detected by Genaissance.

         1.23 "TOXEXPRESS(TM) DATABASE" shall mean a database containing a subset of the Base Information contained in the GeneExpress(TM) Data Warehouse derived from Affymetrix GeneChips(R) associated with the treatment, using known toxic compounds, of (i) diseased and normal human tissues, (ii) research cell lines and (iii) animal model systems, such as, but not limited to, mouse and rat.

         1.24 "THIRD PARTY" shall mean any party other than Genaissance, Gene Logic or their respective Affiliates.

2. Access to GeneExpress(TM) Product, Annotation of GeneExpress(TM) Data Warehouse with SNP Data, Comarketing and Custom Gene Expression Analysis

         2.1 UNDERTAKING AND SCOPE FOR DELIVERY PLAN. Gene Logic and Genaissance will conduct work in accordance with the Delivery Plan to deliver the GeneExpress(TM) Product to Genaissance within thirty (30) days of the Effective Date. Each of Gene Logic and Genaissance agree to use its commercially reasonable efforts to perform the activities detailed in the Delivery Plan in a professional and timely manner.

         2.2 PERSONNEL AND RESOURCES. During the Access Term, the Parties agree to commit the personnel, consultants, facilities, expertise, technology and other resources necessary to perform their respective obligations under the Agreement.

         2.3 INTERNET ACCESS. It shall be Gene Logic's responsibility to acquire and maintain, at its expense, any hardware which may need to be installed at one or more of Gene Logic's facilities in connection with the use by Genaissance of the GeneExpress(TM) Product via the Internet. Genaissance shall acquire and maintain at its expense any hardware which may need to be installed at one or more of Genaissance's facilities, (e.g., VPNs).

         2.4 GENEEXPRESS(TM) UPDATES. During the Access Term, Gene Logic will update the data content in the GeneExpress(TM) Product
**************************** by updating the Base Information and any other data and information contained therein.

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                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         2.5 SUPPORT. During the Access Term, Gene Logic, at its expense, will provide Genaissance: (a) any subsequent release or version of the Gene Logic Software (including bug fixes, patches and maintenance releases) included in the GeneExpress(TM) Product as Gene Logic makes such releases available to its other customers; and (b) support and maintenance of Gene Logic Software included in the GeneExpress(TM) Product through reasonable consultation via telephone, fax, electronic mail or otherwise during Gene Logic's normal business hours (8:00 a.m. to 5:00 p.m. Eastern Time on regular U.S. business days, holidays excepted) on specific problems that arise in the delivery and use of the GeneExpress(TM) Product. Should Genaissance request on-site support or maintenance it will pay Gene Logic's reasonable out-of-pocket expenses and a daily consultation fee of ************************ during the Access Term.

         2.6 TRAINING. Gene Logic will provide ************ of initial training on the GeneExpress(TM) Product. The cost of subsequent training or the use of the GeneExpress(TM) Product, other than for new releases of Gene Logic Software will be the responsibility of Genaissance. Such costs will include out-of-pocket expenses as well as Gene Logic's then standard training rates.

         2.7 CUSTOMIZATION. This Agreement does not obligate Gene Logic to provide additional customization work beyond what is set forth in the Delivery and/or Installation Plan. To the extent Genaissance desires Gene Logic to perform additional customization work, the Parties agree to use good faith efforts to negotiate the terms of such engagement pursuant to which Gene Logic will be paid its commercially then standard development rates.

         2.8 OPTIONAL ON-SITE INSTALLATION. Genaissance may elect on-site installation. Gene Logic will, within fifteen (15) days of notification by Genaissance of such election, review the site and its computer and communications infrastructure and, with the cooperation of Gensaissance, will provide Genaissance with an Installation Plan (the "Installation Plan"). Gene Logic will, upon Genaissance approval of the Installation Plan (such approval to occur within three (3) business days of receipt by Genaissance of the Installation Plan), implement the Installation Plan. The Installation Plan will include a price and timeline for such installation.

         2.9 THIRD PARTY SOFTWARE. Third Party software that is both integral to the GeneExpress(TM) Product and which may be necessary for the development of or either Party's use of the GeneExpress(TM) Product or the Parties' performance of their respective obligations under Agreement. The determination of such Third Party software will be at the sole discretion of Genaissance.

         2.10 SNP ANNOTATION PLAN. Within thirty (30) days of the Effective Date the Parties will meet and agree on a plan for annotating the GeneExpress(TM) Data Warehouse with SNP Data (the "SNP Annotation Plan"). The Parties will then implement the SNP Annotation Plan within thirty (30) days of reaching accord on the SNP Annotation Plan. The number of genes for which SNP Data will be provided and the schedule for when such SNP Data will be provided is enumerated in
Schedule 2.10.

         2.11 CO-MARKETING PLAN Within six months of executing this Agreement, the parties will mutually agree upon a collaborative marketing scheme, which shall include at least: (a) joint marketing tools, specifically including identification of Gene Logic as the source of annotated

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Gene Expression Information in the Isogenomics(TM) Database and identification of Genaissance as the source of SNP Data in the GeneExpress(TM) Data Warehouse;
(b) a procedure to establish which party shall serve as `primary lead' when both parties independently enter into discussions with the same potential customer; and (c) financial incentives (e.g. royalties or `finder's fees'), if any, to be provided when one party secures new business for the other party.

         2.12 CUSTOM GENE EXPRESSION ANALYSIS SERVICE When requested by Genaissance. Gene Logic agrees to use its reasonable best efforts to conduct gene expression analysis on up to ********** tissue samples during the Term with the proviso that a maximum of ********** tissue samples will be analyzed during the first eighteen (18) months of the Term. Gene Logic will incorporate the Base Information resulting from such gene expression analysis, along with clinical information provided by Genaissance, into the GeneExpress(TM) Data Warehouse, and specifically into the GeneExpress(TM) Product. Genaissance agrees to provide tissue samples which will pass GeneLogic's standard operating procedures (SOPs) for quality control of tissue acquisitions and RNA isolation therefrom ("QC). Such SOPs shall be attached to this Agreement as Schedule 2.12. Genaissance further agrees to provide Gene Logic with any clinical information which is available to Genaissance at the time the tissue samples are provided to Gene Logic. During the Access Term, Gene Logic agrees to provide Genaissance with access, through the GeneExpress(TM) Product, to Base Information derived from gene expression analysis of any tissue sample(s) provided by Genaissance pursuant to this Section 2.12 within one hundred fifty days from receipt of any such sample(s) that pass QC.

3.       MANAGEMENT

         3.1 PROGRAM DIRECTORS. Each Party shall designate one of its employees as a program director ("Program Director") to facilitate communications between the Parties. Genaissance shall submit all customer service requests to Gene Logic through Genaissance's Program Director or his designee.

         3.2 DISPUTE RESOLUTION. During the Access Term, any material disputes or disagreements between Gene Logic and Genaissance arising hereunder will be referred to the Program Directors. If the Program Directors are unable to resolve such disputes or disagreements within thirty (30) days, or if the dispute or disagreement arises after the Access Term, then such dispute or disagreements will be referred to the Chief Executive Officer of Gene Logic and the Chief Executive Officer of Genaissance or their designees for good faith resolution for a period of ninety (90) days. If the parties are unable to resolve their dispute or disagreement, either Party may pursue other legal or equitable remedies which may be available.

4.       INTELLECTUAL PROPERTY RIGHTS

         4.1 OWNERSHIP OF INVENTIONS. The inventorship of any Program Invention (whether or not patentable) shall be determined in accordance with United States patent law. Except as otherwise provided in this Article 4, the ownership of any Program Invention shall be determined in accordance with inventorship (i.e., a Party shall solely own Program Inventions made solely by its or its Affiliates' employees or agents and the Parties shall jointly own Program Inventions made jointly by their or their Affiliates' respective employees or agents). For purposes of this

Agreement, joint inventorship or joint ownership by a Third Party shall not affect the designation of a Program Invention as owned solely or jointly by the Parties.

         4.2 OWNERSHIP OF GENE LOGIC TECHNOLOGY. Gene Logic shall own all rights to the Gene Logic Technology and Improvements thereof. Genaissance hereby irrevocably assigns to Gene Logic all right, title and interest in and to Improvements to the Gene Logic Technology, which Improvements are Controlled by Genaissance, to the extent made by employees or agents of Genaissance. If Genaissance has any rights that cannot be assigned to Gene Logic, Genaissance waives the enforcement of such rights, and if Genaissance has any rights that cannot be assigned or waived, Genaissance hereby grants to Gene Logic an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights.

         4.3 OWNERSHIP OF GENAISSANCE TECHNOLOGY. Genaissance shall own all rights to the Genaissance Technology and Improvements thereto. Gene Logic hereby irrevocably assigns to Genaissance all right, title and interest in and to Improvements to the Genaissance Technology made by employees or agents of Gene Logic or its Affiliates. If Gene Logic has any rights that cannot be assigned to Genaissance, Gene Logic waives the enforcement of such rights, and if Gene Logic has any rights that cannot be assigned or waived, Gene Logic hereby grants to Genaissance an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, to such rights.

4.4      PURSUIT OF INTELLECTUAL PROPERTY RIGHTS.

         (a) Gene Logic shall be responsible, in its sole discretion and at its sole cost, for the filing, prosecution and maintenance of: (a) Patent Rights, copyrights and other proprietary rights claiming or directed to Gene Logic Technology and Improvements thereto; and (b) Program Inventions owned solely by Gene Logic.

         (b) Genaissance shall be responsible, in its sole discretion and at its sole cost, for the filing, prosecution and maintenance of: (a) Patent Rights, copyrights and other proprietary rights claiming or directed to the Genaissance Technology, and any Improvements to any of the foregoing; and (b) Program Inventions owned solely by Genaissance.

         (c) With respect to any Program Invention that is owned jointly by the Parties ("Joint Program Invention"), Gene Logic shall be responsible for preparing, filing and prosecuting any patent applications or other appropriate filings and maintaining any patents, copyrights or other similar rights issued thereon, using patent counsel reasonably acceptable to Genaissance, and the Parties shall share equally the out-of-pocket expenses for such preparation, filing, prosecution and maintenance, including, without limitation, any out-of-pocket expenses incurred, paid or reimbursed by a Party. Genaissance may, at any time, by written notice to Gene Logic elect not to continue sharing such expenses with respect to any Joint Program Invention, in which event, Genaissance shall, upon the written request of Gene Logic, assign to Gene Logic all of its right, title and interest in and to such Joint Program Invention.

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4.5      COOPERATION AND COMMUNICATION.

         (a) COOPERATION. Each Party agrees to cooperate, both during and after the Access Term, upon request of the other Party in the preparation and prosecution of all Patent Rights claiming either Program Inventions or Improvements and other proprietary rights directly relating to Program Inventions or Improvements under this Article 4 and in the maintenance of any patents, copyrights or other similar rights issued thereon; provided, however, that, following the Access Term, the requesting Party shall reimburse the cooperating Party for its reasonable out-of-pocket expenses incurred in connection with such cooperation as requested by the other Party. Such cooperation will include the execution of all documents necessary or desirable for the requesting Party to fulfill its obligations hereunder.

         (b) COMMUNICATION REGARDING PATENT PROTECTION. Gene Logic will prepare, prosecute and maintain and shall keep Genaissance currently informed of all steps to be taken in the preparation, prosecution and maintenance of all Patent Rights, copyrights or other similar rights related to Joint Program Inventions and shall furnish Genaissance with copies of documentation of such Patent Rights, copyrights or other similar rights and other related correspondence relating thereto to and from governmental patent agencies or other authorities.

         (c) RELEASE OF RIGHTS. If Gene Logic with respect to any Joint Program Invention decides to abandon or not to pursue prosecution or continue the maintenance of any Patent Right, copyright or other proprietary right which claims such Joint Program Invention, it shall permit Genaissance, at Genaissance's option and expense, to undertake such obligations. Gene Logic shall fully cooperate with Genaissance and shall provide to Genaissance whatever assignments and other documents that may be needed in connection therewith.

4.6      INFRINGEMENT BY THIRD PARTIES.

         (a) INFRINGEMENT OF SOLELY OWNED PROGRAM INVENTIONS. If either Party should become aware of any infringement or threatened infringement or misappropriation, as the case may be, by a Third Party of any Patent Right claiming a Program Invention solely owned by either Party and licensed to the other Party hereunder it shall promptly notify the other Party in writing and shall provide such other Party with all available evidence supporting such allegation of infringement or threatened infringement or misappropriation. As soon as practicable, the Parties shall confer on the particulars of such infringement or misappropriation and the possible courses of action to be taken. The Party holding the affected Patent Rights shall have the right, but not the obligation, to institute, prosecute and control any legal proceedings in its own name by its own counsel and at its own expense to prevent or restrain such infringement, and shall be entitled to retain all costs and damages recovered from such Third Party in such proceedings or by way of settlement. If, within six (6) months of the date notice is provided in accordance with the first sentence of this Section 4.6(a), such infringement or threatened infringement or misappropriation continues and the Party holding the affected Patent Rights has not initiated legal proceedings against the Third Party, the other Party shall have the right, but not the obligation, to institute, prosecute and control legal proceedings against such Third Party in its own name, by its own counsel and at its own expense, to prevent or restrain such infringement unless prevented from doing so by the laws of the country where the infringement or misappropriation occurred or is threatened, and shall be entitled to retain all damages and costs recovered from prosecuting such suit.

         (b) INFRINGEMENT OF JOINTLY OWNED PROGRAM INVENTIONS. If either Party should become aware of any infringement or threatened infringement or misappropriation, as the case may be, of any of the Patent Rights claiming a Joint Program Invention, it shall promptly notify the other Party in writing and shall provide such other Party with all available evidence supporting such allegation of infringement or threatened infringement or misappropriation. As soon as practicable the Parties shall confer on the particulars of such infringement or misappropriation and the possible courses of action to be taken. Gene Logic shall have the primary right and responsibility (but not the obligation) to institute, prosecute, and control any action or proceeding with respect to infringement or misappropriation of such Joint Patent Rights and Genaissance shall have the right, at its expense (subject to reimbursement as provided herein), to be represented by its counsel. In the event Gene Logic does not institute or prosecute any such proceedings, Genaissance, shall at its option and expense, be entitled to initiate or prosecute such proceedings. Each Party hereby consents to the filing of any such action by the other Party with respect to any such Joint Patent Rights in accordance with this Section 4.6(b). If one Party brings any such action or proceeding, the other Party hereby consents to being joined as a party plaintiff where necessary and, in case of joining, such other Party agrees to give the first Party reasonable assistance and authority to file and to prosecute such suit, at the expense of the Party bringing such suit. If either Party prosecutes an infringement or misappropriation of such Joint Patent Rights, any damages and costs recovered in any proceedings or by way of settlement under this Section 4.6(b) shall be shared by the Parties as follows:

            (i) the actual costs and expenses of all suits brought by either Party under this Section 4.6(b) shall be reimbursed first to the filing Party and then to the participating Party; and

            (ii) any remaining damages or other recoveries shall then be split fifty percent (50%) to Gene Logic and fifty percent (50%) to Genaissance.

         (c) SETTLEMENTS. In connection with any proposed settlement in respect of any infringement or threatened infringement of any Patent Rights owned solely by the other Party or any Joint Patent Rights, the Party prosecuting such infringement in accordance with this Section 4.6 and intending to settle shall notify and consult with the other Party as to the terms of settlement, whose written consent shall be required prior to any such settlement, such consent not to be unreasonably withheld.

         (d) COOPERATION. In connection with any action taken by either Party against a Third Party to protect or enforce any Patent Rights claiming Program Inventions, the other Party shall, if requested, consult with the Party taking such action, and make available as witnesses its employees or as evidence any materials, and/or data as are reasonably necessary for the furtherance of such action. The out of pocket expenses in connection with the providing of witnesses and/or the making available of any materials and/or data shall be borne by the Party taking action against the Third Party.

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         4.7 ALLEGATIONS OF INFRINGEMENT OF THIRD PARTY RIGHTS.

         The Parties acknowledge that, in order to exploit the rights contained herein, Genaissance may require licenses under Third Party patent rights that may be infringed by the use by Genaissance of the rights granted herein (other than the use of the Gene Logic Technology) and it is hereby agreed that it shall be Genaissance's responsibility to satisfy itself as to the need for such licenses (other than licenses to Third Party patent rights that are infringed by the Gene Logic Technology) and, if necessary, to obtain such licenses. Genaissance shall have no obligation to license or sublicense to Gene Logic any such rights acquired from a Third Party (through license, purchase or otherwise).

5.       LICENSES

         5.1 LICENSES TO GENE LOGIC FROM GENAISSANCE

            (a) GENAISSANCE TECHNOLOGY LICENSE. Subject to the terms and conditions of this Agreement, Genaissance hereby grants to Gene Logic an ******************* **************************************************** to the
Genaissance Technology solely for annotating Base Information in the GeneExpress(TM) Data Warehouse with SNP Data as described in the SNP Annotation Plan. Gene Logic may ******************************
****************************************************************** to allow such
Third Parties to properly utilize the annotated Base Information. For the avoidance of doubt, Gene Logic will not use the Genaissance Technology to develop diagnostic or therapeutic products.

            (b) PROGRAM INVENTION LICENSE IN THE FIELD. Genaissance will grant to Gene Logic a **************************************** license to Program
Inventions in the Field, ***************************************************,
under any patent rights or other rights Controlled by Genaissance.

            (c) LICENSE TO BASE INFORMATION FROM GENAISSANCE TISSUE SAMPLES. Genaissance will grant to Gene Logic a *************************************
license to use Base Information generated from Genaissance tissue samples pursuant to Section 2.12 in the Field, ***************************************************, under any patent rights or other rights Controlled by Genaissance.

         5.2 GENEEXPRESS(TM) PRODUCT LICENSES TO GENAISSANCE FROM GENE LOgic

            (a) Subject to the terms and conditions of this Agreement, including without limitation payment of the Access Fees under Section 6.1, Gene Logic hereby grants to Genaissance a*************************************************
*******************************************************************************

license to access the Base Information in the GeneExpress(TM) Product and to use the Base Information in the GeneExpress(TM) Product during the Access Term, or such longer period of time as may be agreed in writing by the Parties for
(i) annotating the Isogenomics(TM) Database with Gene Expression Information,
(ii) disclosing such annotated Isogenomics(TM) Database to third party customers of Genaissance, and (iii) for performing pharmaceutical research and development,

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

including the selection of genes for further pharmacogenetic studies. FOR THE AVOIDANCE OF DOUBT, Genaissance's use of Base Information will not include incorporation into the Isogenomics(TM) Database of Base Information defined in Sections 1.3(i), 1.3 (ii), and 1.3 (iii). In the event Genaissance elects to have the GeneExpress(TM) Product installed on servers located at Genaissance's facilities, then Genaissance shall also be entitled to exercise the rights granted to it under this Section 5.2.

            (b) Except for disclosure to Genaissance's Affiliates and Genaissance's and Genaissance's Affiliates' respective employees and consultants to the extent permitted under Section 7.3, and except for disclosure of the Isogenomics(TM) Database annotated with Gene Expression Information pursuant to
Section 5.2(a)(ii), Genaissance shall not provide Base Information contained within the GeneExpress(TM) Product or the GeneExpress(TM) Data Warehouse or any Gene Logic Technology or Improvement thereto to any Third Party without the prior written consent of Gene Logic.

            (c) Should Genaissance wish to extend the term of its license to the GeneExpress(TM) Product beyond the end of the Access Term, the extension of the term of such license and the access fees payable for such extension will be subject to mutual agreement by Gene Logic and Genaissance.

6.       PAYMENTS

         6.1 GENEEXPRESS(TM) PRODUCT ACCESS FEES. Annual GeneExpress(TM) Product Fees will be paid by Genaissance to cover (i) the initial and ongoing access to the GeneExpress(TM) Product via the internet, (ii) all GeneExpress(TM) Product Data content updates and (iii) continuous upgrades and releases of Gene Logic Software. The first annual GeneExpress(TM) Product fee shall be ***************************************************, the second annual
GeneExpress(TM) Product fee shall be **************************** and the third annual GeneExpress(TM) Product fee shall be ******************************. The annual GeneExpress(TM) Product fee for the first year of the Term will be payable to Gene Logic as follows:

            (i)               ****************                   ********
            (ii)              ****************                   ********
            (iii)             *************                      *********
            (iv)              ***********                        *********

******************************************************************************
******************************************************************************
*********

         6.2 INSTALLATION FEES. Genaissance, at its option, may elect to have the GeneExpress(TM) Product installed on servers located at Genaissance's facilities as described in paragraph 2.8 for an additional installation fee as set out in the Installation Plan. Such installation fee will be payable to Gene Logic thirty (30) days after the installation is complete as described in the Installation Plan.

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         6.3 SNP DATA ACCESS FEES. Annual SNP Data Fees will be paid by Gene Logic to cover (i) the initial and ongoing access to the SNP Data, and (ii) all SNP Data content updates. The first annual SNP Data fee shall be **************************, the second annual SNP Data fee shall be ************************** and the third annual SNP Data fee shall be *** ***********************. The annual SNP Data fee for the first year of the Term will be paid to Genaissance as follows:

            (i)               ****************                   ********
            (ii)              ***************                    ********
            (iii)             *************                      *********
            (iv)              ***********                        *********

******************************************************************************
******************************************************************************

         6.4 METHOD OF PAYMENT. All payments to be made under this Agreement to Genaissance shall be made in United States dollars in the United States to a bank account designated by Genaissance by wire transfer pursuant to the instructions set forth on Schedule 6.4.

         6.5 METHOD OF PAYMENT. All payments to be made under this Agreement to Gene Logic shall be made in United States dollars in the United States to a bank account designated by Gene Logic by wire transfer pursuant to the instructions set forth on Schedule 6.5.

7.       CONFIDENTIALITY AND SECURITY

         7.1 SECURITY OF GENEEXPRESS(TM) PRODUCT AND GENE LOGIC SOFTWARE. The Parties agree that the following additional terms and conditions apply to the information and data contained in or derived from the GeneExpress(TM) Product and Gene Logic Software provided under the provisions of this Agreement:

            (a) Except as specifically authorized herein, Genaissance may use the GeneExpress(TM) Product and Gene Logic Software only for its own internal business purposes in secure work facilities by authorized personnel and shall not make any copies of the data contained in the GeneExpress(TM) Product.

            (b) Genaissance will promptly notify Gene Logic of any (i) loss, theft or unauthorized disclosure of data contained in the GeneExpress(TM) Product or the Gene Logic Software; and (ii) unauthorized access to the GeneExpress(TM) Product upon becoming aware thereof.

            (c) Unless the term is extended, upon termination of the Access Term, Genaissance shall immediately discontinue use of the GeneExpress(TM) Product and Gene Logic Software and Genaissance shall (i) cooperate with Gene Logic to terminate any encrypted link to Gene Logic's computer system and (ii) promptly deliver to Gene Logic copies of any GeneExpress(TM) Product and Gene Logic Software. Genaissance may, however, continue to use Gene Expression Information as provided in Sections 5.2(a)(ii) and any results it generated from use of the GeneExpress(TM) Product.

   7.2      CONFIDENTIALITY.

            (a) Except as specifically permitted hereunder, each Party hereby agrees to hold in confidence and not use on behalf of itself or others all technology, data, samples, technical and economic information (including the economic terms hereof), commercialization, clinical and research strategies, know-how and trade secrets provided by the other Party (the "Disclosing Party") from the date of that certain confidentiality agreement between the Parties dated April 11, 2000 and through the end of the Access Term and all data, results and information developed pursuant to this Agreement that are solely owned by the Disclosing Party or jointly owned by the parties (collectively the "Confidential Information"), except that the term "Confidential Information" shall not include:

               (i) information that is or becomes part of the public domain other than through a breach of this Agreement by the non-Disclosing Party or its Affiliates;

               (ii) information that is obtained after the Effective Date hereof by the non-Disclosing Party or one of its Affiliates from any Third Party which is lawfully in possession of such Confidential Information and not in violation of any contractual or legal obligation to the Disclosing Party with respect to such Confidential Information;

               (iii) information that was already known to the non-Disclosing Party or one or more of its Affiliates prior to disclosure by the Disclosing Party, as evidenced by the non-Disclosing Party's written records;

               (iv) information that is required to be disclosed to any governmental authorities or pursuant to any regulatory filings, but only to the limited extent of such legally required disclosure; and

               (v) information which has been independently developed by the non-Disclosing Party without the aid or use of Confidential Information as shown by competent written evidence.

            (b) The obligations of this Section 7.2 shall survive the expiration or termination of this Agreement for a period of five (5) years.

    7.3 PERMITTED DISCLOSURES. Confidential Information may be disclosed to employees, agents, consultants or sublicensees of the non-Disclosing Party or its Affiliates, but only to the extent required to accomplish the purposes of this Agreement and only if the non-Disclosing Party obtains prior agreement from its employees, agents, consultants and sublicensees to whom disclosure is to be made to hold in confidence and not make use of such information for any purpose other than those permitted by this Agreement. Each Party will use at least the same standard of care as it uses to protect proprietary or confidential information of its own to ensure that such employees, agents, consultants and sublicensees do not disclose or make any unauthorized use of the Confidential Information. Notwithstanding any other provision of this Agreement, each Party may disclose the terms of this Agreement to lenders, investment bankers and other financial institutions of its choice solely for purposes of financing the business operations of such Party either (i) upon the written consent of the other Party or (ii) if the disclosing Party obtains a signed confidentiality agreement with such financial institution with respect to such information, upon terms substantially similar to those contained in this Section 7. In addition, notwithstanding any other provisions of this Agreement, nothing herein shall limit Gene Logic's ability to grant non-exclusive access to the Base Information contained within the GeneExpress(TM) Data Warehouse to multiple subscribers.

         7.4 PUBLICITY. The parties agree that a press release announcing the matters covered by this Agreement will be prepared in advance and will be subject to the mutual approval of the parties, which approval will not unreasonably be withheld; provided, however, that either Party may (i) publicize the existence and general subject matter of this Agreement consistent with previous press releases and statements without the other Party's approval and
(ii) disclose the terms of this Agreement only to the extent required to comply with applicable securities laws.

         7.5 PUBLICATION. The parties shall cooperate in appropriate publication of the results of activities contemplated by this Agreement, but subject to the predominating interest to obtain patent protection for any patentable subject matter and to Gene Logic's business interest in preserving the value of the GeneExpress(TM) Data Warehouse. To this end, prior to any public disclosure of such results, the Party proposing disclosure shall send the other Party a copy of the information to be disclosed, and shall allow the other Party thirty (30) days from the date of receipt in which to determine whether the information to be disclosed contains subject matter for which patent protection should be sought prior to disclosure, otherwise contains Confidential Information of the reviewing Party, or, with respect to any proposed disclosure by Genaissance, contains information that Gene Logic reasonably believes would impair the value of the GeneExpress(TM) Data Warehouse. The Party proposing disclosure shall be free to proceed with the disclosure unless prior to the expiration of such thirty (30) day period the non-disclosing Party notifies the other Party that the disclosure contains subject matter for which patent protection should be sought or Confidential Information of the non-disclosing Party or, if Genaissance is the disclosing Party, Gene Logic notifies Genaissance that Gene Logic reasonably believes that the disclosure would impair the value of the GeneExpress(TM) Data Warehouse, and the Party proposing publication shall then delay public disclosure of the information for an additional period of up to three months to permit the preparation and filing of a patent application on the subject matter to be disclosed or for the parties to determine a mutually acceptable modification to such publication to protect the Confidential Information of the non-disclosing Party adequately or to address Gene Logic's concern regarding impairment of the value of the GeneExpress(TM) Data Warehouse. The Party proposing disclosure shall thereafter be free to publish or disclose the information. The determination of authorship for any paper shall be in accordance with accepted scientific practice.

7.6      SECURITY OF GENAISSANCE'S SNP DATA AND TISSUE SAMPLES.

         (a) Gene Logic agrees to not transfer any tissue samples provided by Genaissance pursuant to Section 2.12 to any third party, or identify Genaissance as the source of any tissue samples from which Base Information has been incorporated into any Gene Logic product, without prior written permission from Genaissance.

         (b) Upon termination of the Access Term, Gene Logic shall promptly return to Genaissance any unused tissue samples provided by Genaissance. Gene Logic may, however, continue to use the SNP Data and Base Information pursuant to the licenses granted under Section 5.1.

8.       REPRESENTATIONS AND WARRANTIES

         8.1 LEGAL AUTHORITY. Each Party represents and warrants to the other that (i) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of incorporation or formation; (ii) it has the legal power, authority and right to enter into this Agreement and to perform its respective obligations set forth herein; and (iii) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate officials and do not require any shareholder action or other approval.

         8.2 VALID LICENSES. Each Party represents and warrants to the other Party that it has authority to grant the rights and licenses set forth in this Agreement.

         8.3 NO CONFLICTS. Each Party represents and warrants that as of the Effective Date of this Agreement it is not a Party to any agreement or arrangement with any Third Party or under any obligation or restriction, including pursuant to its Certificate of Incorporation or Bylaws, which in any way limits or conflicts with its ability to fulfill any of its obligations under this Agreement.

         8.4 SNP DATA. Genaissance hereby represents and warrants that it has the right to provide to Gene Logic SNP Data that are provided by Genaissance hereunder.

         8.5 REPRESENTATION BY LEGAL COUNSEL. Each Party hereto represents that it has been represented by legal counsel in connection with the drafting of this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party that drafted such term or provision.

         8.6 DISCLAIMER. Except as expressly set forth in this Agreement, EACH PARTY MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTAGBILITY OR FITNESS FOR A PARTICULAR PURPOSE (IN PARTICULAR WITH REGARD TO THE GENEEXPRESS(TM) PRODUCT), OR THAT THE USE OF THE INFORMATION, MATERIALS, SOFTWARE AND OTHER TECHNOLOGY PROVIDED HEREUNDER WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF ANY THIRD PARTY. NEITHER PARTY MAKES ANY WARRANTY OF ANY KIND AS TO THE PATENTABILITY OF ANY DISCOVERY MADE OR TECHNOLOGY DEVELOPED UNDER THIS AGREEMENT. EACH PARTY ACKNOWLEDGES THAT THIS AGREEMENT PROVIDES FOR AN INNOVATIVE PROGRAM UTILIZING NEW TECHNOLOGIES AND THAT NO WARRANTY IS MADE AS TO THE UTILITY OF ANY INFORMATION, MATERIALS, SOFTWARE OR OTHER TECHNOLOGY PROVIDED HEREUNDER.

9.       TERM AND TERMINATION

         9.1 TERM. Unless earlier terminated in accordance with this Article 9, the term of this Agreement shall begin on the Effective Date and continue until the expiration of the Access Term, or such longer period of time as the Parties may agree in writing in accordance with Section 5.2(b)(iii) hereof. Should Genaissance not terminate the Agreement before the end of the three (3) year period described in paragraph 1.1, it may elect to extend the Access Term by up to ninety (90) days by written request at no additional charge.

         9.2 TERMINATION FOR BREACH.

             (a) BREACH BY GENE LOGIC. If Gene Logic breaches a material term of this Agreement at any time, and has not cured such breach within sixty (60) days after written notice thereof from Genaissance, then Genaissance shall have the right to terminate this Agreement effective upon written notice thereof, whereupon all rights and obligations of the Parties under this Agreement shall terminate except as set forth in Section 11.9 and subject to the following:
Genaissance shall have the fully paid up right and license to use, for any purpose, all information, other than Base Information, obtained by Genaissance through its use of the GeneExpress(TM) Product. FOR THE AVOIDANCE OF DOUBT, Genaissance shall have the right to continue using and disclosing Gene Expression Information pursuant to Sections 5.2(a) and 5.2(b).

             (b) BREACH BY GENAISSANCE. If Genaissance breaches a material term of this Agreement at any time, and has not cured such breach within sixty (60) days (or within thirty (30) days in the event of a material breach by Genaissance of its obligations to make any payment due pursuant to Section 6.1) after written notice thereof from Gene Logic, then Gene Logic shall have the right to terminate this Agreement effective upon written notice thereof, whereupon all rights and obligations of the Parties under this Agreement shall terminate except as set forth in Section 11.9 and subject to the following: (i) the rights granted to Genaissance pursuant to Sections 5.2 shall terminate, and
(ii) Genaissance shall return to Gene Logic all Confidential Information of Gene Logic. FOR THE AVOIDANCE OF DOUBT, Gene Logic shall have the right to continue using and disclosing SNP Data pursuant to Sections 5.1(a) and 5.1(b).

             (c) RESOLUTION OF DISPUTES. If a dispute arises between the Parties relating to the grounds for the termination under this Section 9.2, the Parties agree to hold a meeting, attended by individuals with decision-making authority, to attempt in good faith to negotiate a resolution of the dispute. If, within thirty (30) days after such meeting the Parties have not succeeded in negotiating a resolution of the dispute, then the Parties may pursue any available remedy, at law or in equity.

         9.3 EARLY TERMINATION BY GENAISSANCE. At eighteen (18) months from the Effective Date (the "Early Termination Date"), Genaissance may terminate (i) its obligation to pay the fees under paragraph 6.1 and (ii) its rights to access the GeneExpress(TM) Product (notwithstanding this Section 9.3, all other rights and obligations described in paragraph 11.9 and Genaissance's right to use and disclose the Gene Expression Information under Sections 5.2(a) and 5.2(b) shall survive such termination and remain in effect) without penalty only upon any one of the following five (5) criteria being met:

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

         1)       **************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ***********************************************************************
         ********************************

         2)       **************************************************************
         ****************************************************************

         3)       **************************************************************
         ********************************

         4)       **************************************************************
         ***********************************************************************
         **************

         5)       ********************************************************

         Genaissance shall exercise early termination pursuant to this Section
         9.3 by notifying Gene Logic by ten business days prior to the Early Termination Date. Genaissance may not terminate the Agreement before or after the Early Termination Date other than under Sections 9.2(a) and 9.5.

         9.4 EARLY TERMINATION BY GENE LOGIC. At the "Early Termination Date", Gene Logic may terminate its obligation to pay the fees under paragraph 6.2 (notwithstanding this paragraphs all other rights and obligations described in paragraph 11.9 will survive such termination and remain in effect) without penalty only upon any one of the following two (2) criteria being met:

         1)       *************************************************************
         ***********************************************************************
         ****

         2)       *********************************************************

Gene Logic shall exercise early termination pursuant to this Section 9.4 by notifying Genaissance by ten business days prior to the Early Termination Date. Gene Logic may not terminate the Agreement before or after the Early Termination Date other than under Sections 9.2(b) and 9.5.

         9.5 EFFECT OF BANKRUPTCY. If, during the Access Term, either Party files a voluntary petition in bankruptcy, is adjudicated a bankrupt, makes a general assignment for the benefit of creditors, admits in writing that it is insolvent or fails to discharge within sixty (60) days an involuntary petition in bankruptcy filed against it, then this Agreement may be immediately terminated by the other Party. In addition, in the event that Gene Logic files a voluntary petition in bankruptcy, is adjudicated a bankrupt, makes a general assignment for the benefit of creditors, admits in writing that it is insolvent or fails to discharge within sixty (60) days an involuntary petition in bankruptcy filed against it, then the parties hereby acknowledge and agree that Genaissance will have right of access to the GeneExpress(TM) Data Warehouse consistent with the terms of this Agreement for purposes of 11 U.S.C.
Section 365(n).

         9.6 REMEDIES. In the event of any breach of any provision of this Agreement, in addition to the termination rights set forth herein, each Party shall have all other rights and remedies at law or equity to enforce this Agreement.

10.      INDEMNIFICATION AND INSURANCE

         10.1 INDEMNIFICATION BY GENAISSANCE. Genaissance shall indemnify, defend and hold harmless Gene Logic and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Gene Logic Indemnified Party") from and against any and all liability, loss, damage, cost, and expense (including reasonable attorneys' fees) (collectively, a "Liability") which the Gene Logic Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with any Third Party action or claim based upon (i) the breach by Genaissance of any covenant, representation or warranty contained in this Agreement, or (ii) the performance by Genaissance of its obligations under the GeneExpress Product Delivery Plan. Notwithstanding the foregoing, Genaissance shall have no obligation under this Agreement to indemnify, defend or hold harmless any Gene Logic Indemnified Party with respect to claims, demands, costs or judgments which result from annotation of the GeneExpress(TM) Data Warehouse with SNP Data or from willful misconduct or negligent acts or omissions of Gene Logic, its Affiliates, or any of their respective employees, officers, directors or agents.

         10.2 INDEMNIFICATION BY GENE LOGIC. Gene Logic shall indemnify, defend and hold harmless Genaissance and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Genaissance Indemnified Party") from and against any Liability which the Genaissance Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with any Third Party action or claim based upon (i) the breach by Gene Logic of any covenant, representation or warranty contained in this Agreement, or (ii) the performance by Gene Logic of its obligations under the GeneExpress(TM) Product Delivery Plan. Notwithstanding the foregoing, Gene Logic shall have no obligation under this Agreement to indemnify, defend, or hold harmless any Genaissance Indemnified Party with respect to claims, demands, costs or judgments which result from annotation of the Isogenomics(TM) Database with Gene Expression Information or from willful misconduct or negligent acts or omissions of Genaissance, its Affiliates, or any of their respective employees, officers, directors or agents.

         10.3 CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying Party under Sections 10.1 and 10.2 are conditioned upon the delivery of written notice to the indemnifying Party of any potential Liability promptly after the indemnified Party becomes aware of such potential Liability. The indemnifying Party shall have the right to assume the defense of any suit or claim related to the Liability if it has assumed responsibility for the suit or claim in writing; however, if in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights such Party may have at law or in equity. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.

         10.4 SETTLEMENTS. Neither Party may settle a claim or action related to a Liability without the consent of the other Party, if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other its Affiliates, employees, agents, officers and directors.

11.      GENERAL PROVISIONS

         11.1 ASSIGNMENT. This Agreement shall not be assignable by either Party without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed, except a Party may make such an assignment without the other Party's consent to Affiliates or to a successor to substantially all of the business of such Party, whether in merger, sale of stock, sale of assets or other transaction; provided, however, that in the event of such transaction, no intellectual property rights of any Affiliate or Third Party that is an acquiring Party shall be included in the technology licensed hereunder. This Agreement shall be binding upon and inure to the benefit of the parties' successors, legal representatives and assigns. Notwithstanding the foregoing, Genaissance and Gene Logic may not assign their respective rights under the Agreement to any of the direct competitors enumerated in Schedule 11.1.

         11.2 NON-WAIVER. The waiver by either of the parties of any breach of any provision hereof by the other Party shall not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

         11.3 GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware other than those provisions governing conflicts of law.

         11.4 PARTIAL INVALIDITY. If and to the extent that any court or tribunal of competent jurisdiction holds any of the terms or provisions of this Agreement, or the application thereof to any circumstances, to be invalid or unenforceable in a final nonappealable order, the parties shall use their best efforts to reform the portions of this Agreement declared invalid to realize the intent of the parties as fully as practicable, and the remainder of this Agreement and the application of such invalid term or provision to circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each of the remaining terms and provisions of this Agreement shall remain valid and enforceable to the fullest extent of the law.

         11.5 NOTICE. Any notice to be given to a Party under or in connection with this Agreement shall be in writing and shall be (i) personally delivered,
(ii) delivered by a nationally recognized overnight courier, (iii) delivered by certified mail, postage prepaid, return receipt requested or (iv) delivered via facsimile, with receipt confirmed, to the Party at the address set forth below for such Party:

         To Genaissance:                       To Gene Logic:

         Five Science Park                     708 Quince Orchard Road
         New Haven, CT  06511                  Gaithersburg, Maryland  20878
         Attn:  Chief Financial Officer        Attn:  Chief Financial Officer
         Phone:  (203)-773-1450                Phone:  (301) 987-1700
         Fax:  (203)-562-9377                  Fax:  (301) 987-1701

         or to such other address as to which the Party has given written notice thereof. Such notices shall be deemed given upon receipt.

         11.6 HEADINGS. The headings appearing herein have been inserted solely for the convenience of the parties hereto and shall not affect the construction, meaning or interpretation of this Agreement or any of its terms and conditions.

         11.7 NO IMPLIED LICENSES OR WARRANTIES. No right or license under any patent application, issued patent, know-how or other proprietary information is granted or shall be granted by implication. All such rights or licenses are or shall be granted only as expressly provided in the terms of this Agreement. Neither Party warrants that (i) the activities of the Parties hereunder shall achieve any of the research objectives contemplated by them or (ii) any clinical or other studies will be successful. The foregoing disclaimer shall not apply to Gene Logic's obligation to conduct those analyses necessary to populate the GeneExpress(TM) Product with Base Information.

         11.8 FORCE MAJEURE. Except for the obligation to make payment when due, no failure or omission by the parties hereto in the performance of any obligation of this Agreement shall be deemed a breach of this Agreement nor shall it create any liability if the same shall arise from any cause or causes beyond the reasonable control of the affected Party, including, but not limited to, the following, which for purposes of this Agreement shall be regarded as beyond the control of the Party in question: acts of nature; acts or omissions of any government; any rules, regulations, or orders issued by any governmental authority or by any officer, department, agency or instrumentality thereof; fire; storm; flood; earthquake; plague of epic proportion; accident; war; rebellion; insurrection; riot; invasion; strikes; and labor lockouts; provided that the Party so affected shall use its best efforts to avoid or remove such causes of nonperformance and shall continue performance hereunder with the utmost dispatch whenever such causes are removed.

         11.9 SURVIVAL. Sections 4.1, 4.2, 4.3, 4.4, 4.5, 4.6(b), (c) and (d),
5.1, 5.2(a)(ii), 5.2(b) 7.2, 7.3, 7.6, 8, 9 (including the provisions therein that are contemplated to continue following termination), 10, 11.3, 11.4, 11.6, 11.9, 11.10 and 11.13 shall survive the termination or expiration of this Agreement.

         11.10 ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules hereto, constitutes the entire understanding between the parties with respect to the subject matter contained herein and supersedes any and all prior agreements, understandings and arrangements whether oral or written between the parties relating to the subject matter hereof; PROVIDED, HOWEVER, that the provisions of the Prior Agreement that are expressly contemplated to continue following termination shall not be superseded hereby and shall continue in force in accordance with their terms. Notwithstanding the foregoing, this Agreement does not supercede or void in any way any obligations of either Party under the Prior Agreement.

         11.11 AMENDMENTS. No amendment, change, modification or alteration of the terms and conditions of this Agreement shall be binding upon either Party unless in writing and signed by the Party to be charged.

         11.12 INDEPENDENT CONTRACTORS. It is understood that both parties hereto are independent contractors and are engaged in the operation of their own respective businesses, and neither Party hereto is to be considered the agent of the other Party for any purpose whatsoever. Neither Party has any authority to enter into any contracts or assume any obligations for the other Party or make any warranties or representations on behalf of the other Party.

         COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

GENE LOGIC INC.                               GENAISSANCE PHARMACEUTICALS, INC.

By:             /s/ Mark Gessler             By: /s/ Kevin Rakin
  -----------------------------------          -------------------------------
     Mark Gessler                             Kevin Rakin
     Chief Executive Officer                  Executive Vice President and
                                              Chief Financial Officer

                                  SCHEDULE 1.19

                      GENEEXPRESS(TM) PRODUCT DELIVERY Plan

      [To be provided by Gene Logic upon site and IT infrastructure review]

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                  SCHEDULE 2.10

                                SNP DATA FORECAST

                 DATE                               NUMBER OF GENES
                 ***************                    ****
                 ***************                    ****
                 *************                      ****
                 ************                       ****
                 ***************                    ****
                 ***************                    ****
                 *************                      ****
                 ************                       ****
                 ***************                    ****
                 ***************                    ****
                 *************                      ****
                 *************                      ****

                                  SCHEDULE 2.12

                STANDARD OPERATING PROCEDURES FOR QUALITY CONTROL

[To be provided by Gene Logic within ten business days after the Effective Date]

                                  SCHEDULE 6.4

                 GENAISSANCE WIRE TRANSFER PAYMENT INSTRUCTIONS

    Bank:                                      State Street Bank
    Location:                                  225 Franklin Street
                                               Boston, MA  02110
    ABA #:                                     011000028
    For further credit to client funds #:      DE0590
    Account Name:                              GENAISSANCE PHARMACEUTICALS, INC.
    Account #:                                 17039843

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.


                                  SCHEDULE 6.5

                  GENE LOGIC WIRE TRANSFER PAYMENT INSTRUCTIONS

      Bank:                                    ******************************
      Location:                                *************

                                               *****************
      ABA #:                                   *********
      For further credit to client funds #:    *********
      Account Name:                            ***************
      Account #:                               *****

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                  SCHEDULE 9.3

                              GXDB CONTENT FORECAST

               SAMPLE*                         TOTAL NUMBER OF SAMPLES
                                              (NORMAL & DISEASE RELATED)

        *********************                            ***
                *****                                    ***
                ****                                     ***
               ******                                    ***
                *****                                     **


   *Samples consist of human tissue, associated animal models and cell lines.

                    *CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
            SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE SUCH OMISSIONS.

                                  SCHEDULE 11.1

                               LIST OF COMPETITORS

                                   **********

                                     ******

                                     *******

                                     ******

                              *********************

                                      *****

                             **********************

                                   **********

                                    *********

                                     ******

                                  *************

                                      ****

                                     *******

                                    ********

                                   ***********